Exhibit 99.1

Resource America, Inc.
(NASDAQ: REXI)
and
Resource Capital Corp
(NYSE: RSO)

Piper Jaffray

2006 Financial Services Conference

Safe Harbor

WHEN USED IN THIS CONFERENCE, THE WORDS “BELIEVES”,
“ANTICIPATES”, “EXPECTS” AND SIMILAR EXPRESSIONS ARE
INTENDED TO IDENTIFY FORWARD LOOKING STATEMENTS.

SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND
UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER
MATERIALLY.

THE RISKS AND UNCERTAINTIES ARE DISCUSSED IN OUR 2004
ANNUAL REPORT ON FORM 10-K; PARTICULARLY THE SECTION TITLED
RISK FACTORS. LISTENERS ARE CAUTIONED NOT TO PLACE UNDUE
RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH
SPEAK ONLY AS OF THE DATE HEREOF.

THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY OF
THESE FORWARD LOOKING STATEMENTS OR TO PUBLICLY RELEASE
THE RESULTS OF ANY REVISIONS TO FORWARD LOOKING
STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR
CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE
OCCURRENCE OF UNANTICIPATED EVENTS.

RESOURCE AMERICA, INC.
(NASDAQ: REXI)

Resource America is a specialized asset
management company that uses industry
specific expertise to generate and
administer investment opportunities for its
own account and for outside investors in
the financial fund management, real estate
and equipment leasing sectors.

Resource America, Inc.

Resource America, Inc.

____________________________________

(1)

As of March 17, 2006.

(2)

Approximate amount as of February 28, 2006.

(3)

Includes CDOs closed in March 2006.

Public Offering:

1996

Market Capitalization: (1)

$340 million

Assets Under Management: (2)

$9.3 billion

Number of CDOs / Assets Managed: (3)

15 / $6.35 billion

Number of Equity Partnerships/

22 /

Equity Under Management (1)

$290 million

Resource Capital Corp. Assets Managed: (2)

$1.9 billion

Investment professionals: (2)

62

Continuing a Transformation

Resource America is transforming itself from a
Company managing assets for its own account to a
specialized asset manager.

Completed the spin-off of Atlas America in June 2005.

Selling low yielding legacy real estate.

Purchased 765,146 shares (4.3% of outstanding) since July
2005 for $13.5 million.

Building asset managers

Apidos, Ischus, Trapeza, LEAF, Resource Real Estate

Leverage success of multi-product asset management.

Private equity

Private REIT

Hedge fund

Resource Capital Corp.

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Core competencies

Financial Institutions – 9 CDOs / Private Equity

Asset-Backed Securities – 4 CDOs / Agency Portfolio

Syndicated Loans – 3 CLOs *

Real Estate – Legacy assets / 5 private limited partnerships / 3 investment offerings / Commercial Real Estate

           Debt – Resource Capital Corp

Scalable, fee-based model

Generating investment opportunities for its own account
     and third party investors

Existing teams in place / marginal costs to add assets under management

Unique capital raising channels

Approximately $430 million of equity raised for new products in CY 2005

Broker dealer network / CDO investor network / high net worth individuals / institutions

Exceptional asset origination capabilities

Approximately $4.0 billion originated in CY 2005.

Direct origination / Indirect origination / channel origination

Resource America, Inc.

* Includes a $280 million CLO currently in the marketing stage

$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06

Experience Creating Value
for Shareholders *

* Adjusted for spin-off of Atlas America

$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06

Share Price Including
Performance of Atlas America *

* Assumes a REXI shareholder received .59 shares of ATLS on June 30, 2005

10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Million
$2,057
$3,240
$7,074
$9,325
9/30/03
9/30/04
9/30/05
2/28/06

*  Excludes Atlas America, Inc.’s assets under management.

Pro Forma* Assets
Under Management

Million
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$18,846
$25,239
$47,116
$17,246
9/30/03
9/30/04
9/30/05
FY06 Q1

*  Excludes Atlas America, Inc.’s revenue.

Pro Forma* Revenue

10,000
8,000
6,000
4,000
2,000
-
(2,000)
(4,000)
Million
$8,643
$5,718
-$1,810
-$2,454
9/30/03
9/30/04
9/30/05
FY06 Q1

*  Excludes Atlas America, Inc.’s operating income.

Pro Forma* Operating Income (Loss)

$5,388
$1,610
$2,610
-$3,556
6,000
5,000
4,000
3,000
2,000
1,000
-
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
Million
9/30/03
9/30/04
9/30/05
FY06 Q1

*  Excludes Atlas America, Inc.’s income from continuing operations.

Pro Forma* Income (Loss)
from Continuing Operations

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LEAF Financial

Originates and manages small-ticket equipment leasing assets

Originates leases by forming strategic marketing alliances with a broad range of equipment vendors

Assets under management: $463 million

Resource Real Estate

Acquires and manages real estate assets

Utilizes a targeted multifamily acquisition strategy leveraging deep relationships in the industry across the United States

Assets under management: $685 million*

Resource Financial Fund Management

Originates and manages assets for CDOs, such as Trust Preferred
Securities, Asset Backed Securities and Leveraged Loans

Leverages relationships with financial institutions, regional investment banks and others in the space

Assets under management: $8.2 billion

Exclusive Asset
Origination Networks

*  Includes $277 million managed through funds, $237 million from legacy portfolio and $171 million managed for RCC.

Balance Sheet Overview

                   17,856

                 17,856

Outstanding shares

        $          10.60

        $        10.60

Book value per share

Low

Yielding

               189,298

              189,298

Pro Forma Stockholders’ Equity

                   34,167

                 34,167

Other net assets

                   15,000

                 15,000

Investment in RCC

                   11,876

                 11,876

Net leasing assets

                   11,079

                 11,079

Investment in CDOs

                   48,402

                 70,732

Real estate loans & ventures

                   68,774

                 46,444

   Total net current assets

                3,647

               3,647

Other net current assets

        $        65,127

        $      42,757

Cash

Pro Forma

For Asset Sales

Actual

December 31, 2005

History of creating value in areas of core competence

Extensive capability creating investment opportunities

By originating income-producing long-term assets

Demonstrated success raising capital through exclusive channels

Fee business with contractual long-term revenue streams

Continued transformation to specialized asset
management

Summary

RESOURCE CAPITAL CORP
(NYSE: RSO)

Resource Capital Corp.

Resource Capital Corp. is a specialty
finance company that intends to qualify
and will elect to be taxed as a real estate
investment trust.  Our investment strategy
focuses on real estate-related assets and,
to a lesser extent, higher-yielding
commercial finance assets.

Resource Capital Corp.

(1) As of March 17, 2006

144A Offering – March 2005:

$214.8 million

Initial Public Offering – February 2006

$27.6 million

Market Capitalization (1)

$256.2 million

Investment Portfolio

$1.9 billion

Externally managed by a subsidiary of Resource America, Inc.

Dividends Declared – 3/8/05 – 12/31/05

$0.86 per share

1st Quarter 2006 Dividend

$0.33 per share

Investment Management

Integration of Financial and Commercial Real
Estate Lending Platforms

Disciplined Credit Culture With Proven Results

Avoidance of Interest Rate Risk

Ability to Generate Transactions through Internal
Network

Flexibility in Adapting to Changing Economic
Environments

In a Challenging Market Environment, RCC Has
Consistently Delivered on Plan Since Inception

Experienced Management Team with Long
Track Record of Public Company Value
Creation

Investment
Closing
CDO
Closing
Investment
maturity
Warehouse facility -
short-term financing
(0 – 6 months)
CDO debt
Long-term match funding
(7 – 10 years)

Asset-Liability Management

RCC actively manages the interest rate and mark-to-market risk associated with its investments

Agency portfolio is financed through repurchase agreements and hedged with $736 million of interest rate swaps

Non-agency RMBS, Commercial Real Estate-Related Assets, and
Syndicated Bank Loans are match-funded via permanent CDO funding

Closed 2 CDOs in 2005 to finance $750 million of MBS and Bank Loans

2 CDOs currently planned to finance approximate $650 million of commercial real estate loans and bank loans

Non-agency RMBS 11%
Agency RMBS 33%
Commercial Real Estate-Related 22%
Cash 12%
Commercial Finance 22%

Non-agency RMBS 9%
Agency RMBS 22%
Commercial Real Estate-Related 42%
Commercial Finance 27%

Equity Allocation

Equity Allocation - Current

Equity Allocation - Target

Target Investment Profile

Current equity investment portfolio of approximately $700 million

More than 6,000 apartment units

1.6 million sq. ft. of commercial space

Current commercial real estate debt portfolio of $205 million and commitments for another $100+ million

Loan
Criteria

$5-30 million per commitment

B notes - 60-80% LTV

Mezzanine Loans - 70-85% LTV

Typically 3-5 year term

Floating rate, LIBOR-indexed

Newly originated

Collateral
Type

National, with focus on underserved markets

Multifamily / Condominium

Office

Retail

Hospitality

Industrial

Borrower

Strong balance sheet

Meaningful equity in transaction

Strong management team

Experienced in
industry/market

Commercial Real Estate
Case Study:  1821 Directors Blvd.

Overview:

$7 MM B Note Participation

Austin, TX is a strategic target
market for RRE equity fund
business

Well located property in a dynamic
and growing submarket

Highlights:

Existing relationship with borrower

Acquisition financing with substantial new
equity in deal

Fully leased to an investment grade
tenant

Controlling rights within 1st mortgage

RCC Real Estate Team

As in its other businesses, Resource America has developed a strong team with extensive experience in the commercial real estate sector:

Edward E. Cohen

Chairman

Jonathan Z. Cohen

President & CEO

David E. Bloom
President,
Resource Real
Estate

Former SVP of Colony
Capital

Former Director of
Sonnenblick-Goldman

Steven J. Kessler

CFO

John R. Boyt

VP, Director of Loan
Originations

Resource America
Senior Management

Resource Real

Estate Funding

Formerly with Bear,
Stearns
and Bankers Trust

6 Additional Professionals Dedicated to
Commercial Real Estate Lending

Resource Real
Estate

16 Additional Professionals Dedicated
to Commercial Real Estate
Property Acquisitions and Asset Management

Investment Highlights

Integration of Financial and Commercial Real Estate
Lending Platforms

Disciplined Credit Culture With Proven Results

Active Management of Interest Rate Risk

Ability to Internally Generate Transactions

Flexibility in Adapting to Changing Economic
Environments

In a Challenging Market Environment, RCC Has
Consistently Delivered on Plan Since Inception

Experienced Management Team with Long Track
Record of Public Company Value Creation